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                                                                   EXHIBIT 99.11

                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Financial Highlights" in the Prospectus and "Auditors" in the Statement of Additional Information and to the incorporation by reference of our report dated June 13, 1997, in this Registration Statement (Form N-1A No. 33-39029) of Liquid Institutional Reserves.


                                 /s/Ernst & Young LLP

                                 ERNST & YOUNG LLP



New York, New York
June 27, 1997